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                                                                    Exhibit 10.9


                                  RESOLUTION OF
                            THE BOARD OF DIRECTORS OF
                                EASCO CORPORATION



         WHEREAS, Easco Corporation (the "Company") wishes to amend certain provisions of the Easco Corporation Retirement Plan for Corporate Vice Presidents and Other Selected Executives (the "Plan") pertaining to early retirement so as to enhance early retirement benefits for participants in the Plan who retire after attaining age 50 with age and service totaling at least 80.

         RESOLVED, that the Plan is hereby amended as follows:

         1. Section 2.2 is amended to read as follows (new language is underlined):

         2.2 "Average Annual Compensation" means the average of an Eligible Employee's Applicable Compensation for the three consecutive years out of the five years prior to retirement (10 YEARS PRIOR TO RETIREMENT IN THE CASE OF RULE OF 80 RETIREMENT) which produces the highest amounts.

         2. Section 2.7 is amended to read as follows (new language is underlined):

         2.7 "EARLY RETIREMENT DATE" means the EARLIER OF (I) the date on which an Eligible Employee has attained age 55 and completed at least 5 Years of Service or (II) THE DATE ON WHICH AN ELIGIBLE EMPLOYEE HAS ATTAINED AGE 50 WITH THE TOTAL OF THE ELIGIBLE EMPLOYEE'S AGE AND YEARS OF SERVICE EQUALING AT LEAST 80.

         3.   The following new Section 2.14 is added to the Plan and current
Section 2.14 is redesignated Section 2.15:

         2.14 "RULE OF 80 RETIREMENT" means retirement on an Early Retirement Date described in section 2.7(ii).

         4. Section 4.1 is amended in its entirety to read as follows (new language is underlined):

         4.1 QUALIFICATION AND AMOUNT. An Eligible Employee who has attained his Early Retirement Date may retire on any day prior to his Normal
Retirement Date. An Eligible Employee who retires, or whose Early Retirement Benefit begins, after attaining age 62 shall be entitled to an annual Early Retirement Benefit (when expressed as a benefit payable for a term certain of 60 months and for the life of the Eligible Employee


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                                                                    Exhibit 10.9



thereafter) equal to 50% of his Average Annual Compensation. An Eligible Employee who retires, or whose Early Retirement Benefit begins, before attaining age 62 AND BEFORE QUALIFYING FOR RULE OF 80 RETIREMENT shall be entitled to an annual Early Retirement Benefit (when expressed as a benefit payable for a term certain of 60 months and for the life of the Eligible Employee thereafter), equal to a percentage of his Average Annual Compensation determined from the following chart.


                  Eligible Employee's Age               Percentage of
                       at Retirement                 Annual Compensation
                       -------------                 -------------------
                            55                              32.5%
                            56                              35
                            57                              37.5
                            58                              40
                            59                              42.5
                            60                              45
                            61                              47.5


         AN ELIGIBLE EMPLOYEE WHO RETIRES, OR WHOSE EARLY RETIREMENT BENEFIT BEGINS BEFORE ATTAINING AGE 62 BUT AFTER QUALIFYING FOR RULE OF 80 RETIREMENT SHALL BE ENTITLED TO AN ANNUAL EARLY RETIREMENT BENEFIT (WHEN EXPRESSED AS A BENEFIT PAYABLE FOR A TERM CERTAIN OF 60 MONTHS AND FOR THE LIFE OF THE ELIGIBLE EMPLOYEE THEREAFTER), EQUAL TO 32.5% OF HIS AVERAGE ANNUAL COMPENSATION, OR, IF THE ELIGIBLE EMPLOYEE IS AGE 56 OR OLDER AT RETIREMENT OR WHEN HIS EARLY RETIREMENT BENEFIT BEGINS, THE PERCENTAGE OF HIS AVERAGE ANNUAL COMPENSATION DETERMINED BY THE ABOVE CHART. An Eligible Employee's Early Retirement Benefit shall be payable by the Employer with which the Eligible Employee was employed when he retired.

         NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors of Easco Corporation hereby approves and adopts the proposed amendment to the Plan, and the proper officers of the Corporation are authorized and directed to take such actions as they consider necessary or desirable for purposes of implementing the amendment herein adopted.